Bank of America Merrill Lynch Global Real Estate Conference September 10-11, 2014 New York, NY Relationship driven. Investor focused.

. 2 STRATEGIC OVERVIEW Multiple avenues to increase shareholder returns Create a diversified portfolio that is well positioned for the future of health care delivery Leverage Sabra’s operating expertise to develop strategic relationships with local & regional operators Improve Sabra’s cost of capital and increase total shareholder return

. 3 WHERE WE ARE TODAY(1) Building a better REIT… but we’re not done yet (1) All results since inception through June 30, 2014 unless otherwise noted. (2) Since first quarter 2011. (3) Through September 3, 2014. (4) Since fourth quarter 2011. $924 mm Acquisitions and investments (3) 3.50% Improvement in weighted average cost of capital (4) 47% Normalized AFFO growth per share (2) 116% Total return per share (3) 2 Credit rating increases 19% Dividend Growth

. 4 SABRA’S PORTFOLIO BY THE NUMBERS Revenue diversification is the name of the game Skilled nursing/ transitional care Genesis 1) Includes revenues from all investment activity through May 27, 2014 Private pay sources (1) (1) Non-private pay revenues for tenants and borrowers consist of revenues from federal, state and local government reimbursement programs. Revenues are weighted by GAAP revenues Sabra recognizes pursuant to lease, loan and preferred equity agreements. All facility data is presented one quarter in arrears. December 31, 2010 June 30, 2014 68.6% 94.6% 100.0% 23.7% 46.8% 41.6%

. 5 THE FUTURE OF HEALTH CARE DELIVERY The times they are a changing Skilled Nursing/ Transitional Care Long term care Higher-acuity, short-stay rehab, “step down” units for hospitals Senior Housing Developed by multi-family developers for self-sufficient residents Needs-based model, residents with more cognitive and mobility issues Health Care Reimbursement Setting specific Setting neutral Where it was…. Where it’s going….

. 6 Traditional REIT structures - Sale/leasebacks -Mortgage Debt THINKING OUTSIDE THE BOX Deal structure flexibility drives competitive advantage Smaller investments with options to purchase RIDEA compliant structures Preferred equity & mezzanine debt Development agreements

. 7 MARKET FOCUS Bigger is not always better • Many opportunities exist outside of largest MSAs in U.S • Sabra’s acquisitions have been located in markets where, on average, 15% of population is over the age of 65 • Only 13.5% of total U.S. population over the age of 65 • Lower costs to build, coupled with favorable demographics and experienced local operators, create value in areas where others won’t go Focus on operators with local and regional expertise to capitalize on favorable demographics:

. 8 RELATIONSHIPS DRIVE CONSISTENT DEAL FLOW Partnering with growing operators and developers $186.5 $262.7 $113.9 $32.0 $36.6 $81.1 $218.4 $299.3 $195.0 2012 2013 YTD 2014 New Investments Relationship Investments • In 2014, 42% of investments have come from existing relationships, up from 12% in 2013 and 15% in 2012 • 27% of 2014 annualized revenues were derived from existing relationships • With six development partners, asset base will include $400 million of new assets when built out • Pipeline agreements providing hedge against cap rate compression ($ in millions)

. 9 TARGET = INVESTMENT GRADE Main barriers to investment grade rating are size and diversification Sabra “Big 3” Debt to Normalized EBITDA 4.82x 4.90x 5.66x Debt as % of Enterprise Value 31% 31% 34% Interest Coverage Ratio 4.17x 3.52x 4.77x Fixed Charge Coverage Ratio 3.23x 2.78x 4.77x Debt to Gross Asset Value 31% 12% 41% Credit Ratings B+/Ba3 BBB BBB+ (as of June 30, 2014)

Portfolio Performance

. 11 STRONG PORTFOLIO PERFORMANCE Portfolio occupancy and SNF portfolio skilled mix 88.8% 88.2% 36.9% 35.6% 2013 2014 Occupancy Percentage Skilled Mix Percentage Solid skilled mix reflects focus on higher-acuity, short-stay skilled nursing facilities. (1) Skilled mix and occupancy percentage for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities and exclude the impact of strategic disposition candidates, non-stabilized properties and facilities leased to RIDEA-compliant joint venture tenants. All facility financial performance data are presented one quarter in arrears. (2) Skilled mix is defined as the total Medicare and non-Medicaid managed care patient revenue divided by the total revenues at skilled nursing facilities for any given period. (for the twelve month periods ended June 30, 2013 and 2014) (1) (1) (2)

. 12 STRONG PORTFOLIO PERFORMANCE Skilled nursing/transitional care EBITDAR and EBITDARM coverage 1.28x 1.18x 1.76x 1.63x 2013 2014 EBITDAR EBITDARM (1) (2) Fixed Charge Coverage Ratio(2) for Genesis HealthCare for the twelve months ended June 30, 2013: 1.23x June 30, 2014: 1.24x (1) EBITDARM, EBITDAR and related coverages are only included in periods subsequent to our acquisition of the facilities for facilities with new tenants/operators and exclude the impact of strategic disposition candidates, non-stabilized properties and facilities leased to RIDEA-compliant joint venture tenants. All facility financial performance data are presented one quarter in arrears. (2) As of June 30, 2014, 81 of the Company’s 130 properties held for investment were operated by and leased to subsidiaries of Genesis pursuant to triple-net leases that are guaranteed by Genesis. Fixed Charge Coverage Ratio is presented one quarter in arrears. See Definitions for definition of Fixed Charge Coverage. (for the twelve month periods ended June 30, 2013 and 2014) (1)

. 13 STRONG PORTFOLIO PERFORMANCE Senior Housing EBITDAR and EBITDARM coverage 1.20x 1.18x 1.43x 1.40x 2013 2014 EBITDAR EBITDARM (1) Secure rental payments from an increasing portion of our portfolio (1) EBITDARM, EBITDAR and related coverages are only included in periods subsequent to our acquisition of the facilities for facilities with new tenants/operators and exclude the impact of strategic disposition candidates, non-stabilized properties and facilities leased to RIDEA-compliant joint venture tenants. All facility financial performance data are presented one quarter in arrears. (for the twelve month periods ended June 30, 2013 and 2014) (1)

Financial Overview

. 15 Capitalization and cost of capital $1,335 $550 $125 $145 Common Equity Market Value Senior Notes Mortgage Debt Preferred (1) (1) Common Equity Market Value is based on shares outstanding and closing stock price of $28.71 as of June 30, 2014. Track Record of Access to Capital Markets 2014 Third Quarter: Lender commitments received for a new unsecured revolving credit facility Second Quarter: 8.1 million newly issued shares of common stock providing net proceeds, before expenses, of $219.1 million First Quarter: $350.0 million aggregate principal amount of 5.5% senior unsecured notes due 2021 2013 Second Quarter: $200.0 million aggregate principal amount of 5.375% senior unsecured notes due 2023 First Quarter: $100.0 million At-The-Market stock offering program with respect to shares of Sabra common stock First Quarter: 5.8 million shares of 7.125% Series A Cumulative Redeemable Preferred Stock FINANCIAL STRENGTH Total: $2.2 billion (as of June 30, 2014)

. 16 FINANCIAL RESULTS Normalized AFFO/share, Normalized FFO/share and Dividend/share $1.51 $1.59 $1.77 $0.53 $0.53 $0.50 $1.31 $1.47 $1.84 $0.55 $0.53 $0.54 $0.96 $1.32 $1.36 $0.38 $0.38 $0.38 2011 2012 2013 Q1 2014 Q2 2014 Pro forma Q2 2014 AFFO/share FFO/share Dividend/Share Sabra’s quarterly dividend has increased 19% since the first quarter of 2011 (1) Assumes all investment and financing activity during the quarter ended or subsequent to June 30, 2014 were completed as of January 1, 2014. (1)

. 17 FINANCIAL STRENGTH Historical LTM Consolidated Debt to EBITDA 2.50x 2.69x 2.75x 3.35x 1.76x 2.02x 1.85x 0.76x 4.26x 4.71x 4.60x 4.11x 12/31/2011 12/31/2012 12/31/2013 Pro forma Q2 2014 Unsecured Leverage Secured Leverage Consolidated Debt to EBITDA Lowering use of secured leverage, a step towards improved credit ratings (1) Consolidated Debt to EBITDA calculations are based on revolver covenant definition. (2) Assumes all investment and financing activity during the quarter ended or subsequent to June 30, 2014 were completed as of January 1, 2014. (1) (2)

. 18 FINANCIAL STRENGTH Historical LTM Interest Coverage 3.17x 3.22x 3.85x 4.17x 2011 2012 2013 Pro forma Q2 2014 Weighted average interest rate (3) declined from: 7.24% at December 31, 2011 to 5.17% as of June 30,2014 (1) Interest Coverage calculations are based on senior notes covenant definition. (2) Assumes all investment and financing activity during the quarter ended or subsequent to June 30, 2014 were completed as of January 1, 2014. (3) Excludes borrowings from our revolving credity facility (1) (2)

. 19 FINANCIAL STRENGTH Debt maturities $1.4 $2.8 $2.9 $3.0 $3.1 $3.2 $3.3 $3.4 $3.5 $3.7 $95.0 $289.5 $- $350.0 $200.0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Thereafter Mortgage Notes Revolver Available Senior Notes Ample liquidity as of June 30, 2014, of $304.5 million with no significant maturities until 2021 (1) Includes option to extend maturity by one year. (maturities as of June 30, 2014, dollars in millions) (1)

Appendix

. 21 DEBT COVENANTS(1) Option One Option Three Ma Min Max June 30, 2014 Pro forma June 30,2014 (2) Secured Credit Facility Consolidated Leverage Ratio 5.50x 4.12x 4.11x Consolidated Fixed Charge Coverage Ratio 1.75x 3.23x 3.24x Consolidated Tangible Net Worth (3) $616.6 $806.3 $806.3 Limitation on Secured Indebtedness (4) 30% 7% 7% Unsecured Senior Notes Total Debt/Asset Value 60% 39% 39% Secured Debt/Asset Value 40% 7% 7% Unencumbered Assets/Unsecured Debt 150% 206% 206% Minimum Interest Coverage 2.00x 4.17x 4.17x (1) All covenants are based on terms defined in the related credit agreement (as amended) and unsecured senior notes indentures. Asset Value and Unencumbered Assets used for debt covenant calculation purposes include a value for the initial real estate portfolio obtained in the separation from Sun Healthcare Group, Inc. which is calculated in accordance with the indentures and uses an assumed 9.75% capitalization rate. This results in an assumed total portfolio value for the initial real estate portfolio of $757 million. (2) Assumes the Titan preferred equity investment was completed as of June 30, 2014. (3) As of December 31, 2013 the consolidated tangible Net Worth minimum was $452.7 million and we were in compliance. (4) Excludes borrowings under the revolving credit facility.

. 22 RECONCILIATION OF FFO, NORMALIZED FFO, AFFO and NORMALIZED AFFO Option One Option Three Ma (1) Assumes all investment and financing activity during the quarter ended or subsequent to June 30, 2014 were completed as of January 1, 2014. 2011 2012 2013 Net income (loss) attributable to common stockholders $ 12.8 $ 19.5 $ 25.7 $ 10.4 $ (9.9) $ 12.2 $ 16.0 Depreciation and amortization of real estate assets 26.6 30.2 33.3 8.6 9.4 9.8 9.8 Impairment - 2.5 - - - - - Funds from Operations (FFO) $ 39.4 $ 52.2 $ 59.0 $ 19.0 $ (0.5) $ 22.0 $ 25.8 Loss on extinguishment of debt - 2.7 10.1 - 22.1 0.2 - Additional interest on 2018 Notes - - 0.8 - - - - Write-off of straight-line rental income - - - - 0.1 2.9 - Normalized Funds from Operations (FFO) $ 39.4 $ 54.9 $ 69.9 $ 19.0 $ 21.7 $ 25.1 $ 25.8 Funds from Operations (FFO) 39.4 52.2 59.0 19.0 (0.5) 22.0 25.8 Straight-line rental income adjustments (2.1) (4.9) (14.7) (3.9) (4.2) (4.3) (4.5) Acquisition pursuit costs 3.2 1.6 1.4 0.7 0.4 0.2 0.2 Stock-based compensation expense 4.6 8.3 7.8 2.6 2.5 2.3 2.3 Amortization of deferred financing costs 2.0 2.7 3.3 0.9 0.9 0.9 0.9 Amortization of debt premium - (0.3) (0.7) (0.1) - - - Non-cash portion of loss on extinguishment of debt - 0.6 0.9 - 1.3 0.1 - Change in fair value of contigent consideration - - 0.8 0.2 (0.3) (0.7) (0.7) Non-cash interest income adjustments - 0.1 0.1 0.1 0.1 0.1 0.1 Write-off of straight-line rental income - - - - 0.1 2.9 - Adjusted Funds from Operations (AFFO) $ 47.1 $ 60.3 $ 57.9 $ 19.5 $ 0.3 $ 23.5 $ 24.1 Cash portion of loss on extinguishment of debt - 2.0 9.2 - 20.8 0.1 - Additional interest on 2018 Notes - - 0.8 - - - - Other normalizing Items (1.3) (2.2) - - - - Normalized Adjusted Funds from Operations (AFFO) $ 45.8 $ 60.1 $ 67.9 $ 19.5 $ 21.1 $ 23.6 $ 24.1 Net income per diluted common share $ 0.43 $ 0.52 $ 0.68 0.27$ (0.25)$ 0.28$ 0.33$ FFO per diluted common share $ 1.31 $ 1.40 $ 1.55 0.49$ (0.01)$ 0.50$ 0.54$ Normalized FFO per diluted common share $ 1.31 $ 1.47 $ 1.84 0.49$ 0.55$ 0.57$ 0.54$ AFFO per diluted common share 1.55$ 1.59$ 1.51$ 0.50$ 0.01$ 0.53$ 0.50$ Normalized AFFO per diluted common share 1.51$ 1.59$ 1.77$ 0.50$ 0.53$ 0.53$ 0.50$ Pro forma (1) (dollars in millions) Q4 Q2 2013 Q1 2014

. 23 FORWARD LOOKING STATEMENTS Option One Option Three Ma This presentation contains “forward-looking” statements that may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward- looking statements in this presentation also include all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends, projected expenses and capital expenditures, competitive position, growth opportunities and potential acquisitions, plans and objectives for future operations and compliance with and changes in governmental regulations. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by our forward-looking statements. These risks and uncertainties include but are not limited to: our dependence on Genesis HealthCare LLC (“Genesis”), the parent company of Sun Healthcare Group, Inc. (“Sun”), until we are able to further diversify our portfolio; our dependence on the operating success of our tenants; changes in general economic conditions and volatility in financial and credit markets; the dependence of our tenants on reimbursement from governmental and other third-party payors; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to make acquisitions, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; our ability to raise capital through equity and debt financings; the relatively illiquid nature of real estate investments; competitive conditions in our industry; the loss of key management personnel or other employees; the impact of litigation and rising insurance costs on the business of our tenants; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; our ability to maintain our status as a REIT; compliance with REIT requirements and certain tax matters related to our status as a REIT; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (the “SEC”), especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. Forward-looking statements made in this presentation are not guarantees of future performance, events or results, and you should not place undue reliance on these forward- looking statements, which speak only as of the date hereof. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. TENANT AND BORROWER INFORMATION This presentation includes information regarding Genesis and Sun, a subsidiary of Genesis effective December 1, 2012. Prior to December 1, 2012, Sun was subject to the reporting requirements of the SEC and was required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Genesis is not subject to SEC reporting requirements. Sun’s historical filings with the SEC can be found at www.sec.gov. This presentation also includes information regarding each of our other tenants that lease properties from us and our borrowers. The information related to Sun, our other tenants and our borrowers that is provided in this presentation has been provided by the tenants and borrowers or, in the case of Sun, derived from Sun’s public filings or provided by Sun. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only.

. 24 NON-GAAP FIANANCIAL MEASURES Option One Option Three Ma This presentation includes the following financial measures defined as non-GAAP financial measures by the SEC: funds from operations (“FFO”), Normalized FFO, adjusted FFO (“AFFO”), and Normalized AFFO. These measures may be different than non-GAAP financial measures used by other companies and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. FFO is calculated in accordance with The National Association of Real Estate Investment Trusts’ definition of “funds from operations,” and is defined as net income attributable to common stockholders (computed in accordance with GAAP), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization and impairment charges. Normalized FFO represents FFO adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. AFFO is defined as FFO excluding non-cash revenues (including, but not limited to, straight-line rental income adjustments and write-offs), non-cash expenses (including, but not limited to, stock-based compensation expense, amortization of deferred financing costs and amortization of debt premium), and acquisition pursuit costs. Normalized AFFO represents AFFO adjusted for one-time start-up costs and certain income and expense items that the Company does not believe are indicative of its ongoing operating results. Reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are provided in the reconciliations found in the Appendix of this presentation.

. 25 DEFINITIONS Option One Option Three Ma Acute Care Hospital. A facility designed to provide extended medical and rehabilitation care for patients who are clinically complex and have multiple acute or chronic conditions. EBITDAR Coverage. EBITDAR for the trailing 12 month periods prior to and including the period presented divided by the same period cash rent for all of our facilities. EBITDAR Coverage is a supplemental measure of an operator/tenant's ability to meet their cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. All facility and tenant data are derived solely from information provided by operators/tenants and relevant guarantors without independent verification by the Company. All such data is presented one quarter in arrears and excludes the impact of strategic disposition candidates, facilities held for sale, non-stabilized assets and facilities leased to RIDEA-compliant joint venture tenants. EBITDARM Coverage. EBITDARM for the trailing 12 month periods prior to and including the period presented divided by the same period cash rent. EBITDARM coverage is a supplemental measure of a property's ability to generate cash flows for the operator/tenant (not the Company) to meet the operator's/tenant's related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. All facility data is derived solely from information provided by operators/tenants and relevant guarantors without independent verification by the Company. . All such data is presented one quarter in arrears and excludes the impact of strategic disposition candidates, facilities held for sale, non-stabilized assets and facilities leased to RIDEA-compliant joint venture tenants. Fixed Charge Coverage. EBITDAR (including adjustments for one-time and pro forma items) for the period indicated (one quarter in arrears) for all operations of any entities that guarantee the tenants' lease obligations to the Company divided by the same period cash rent expense, interest expense and mandatory principal payments for operations of any entity that guarantees the tenants' lease obligation to the Company. Fixed Charge Coverage is a supplemental measure of a guarantor's ability to meet the operator/tenant's cash rent and other obligations to the Company should the operator/tenant be unable to do so itself. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDAR. Fixed Charge Coverage is calculated by the Company as described above based on information provided by guarantors without independent verification by the Company and may differ from similar metrics calculated by the guarantors. Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy for independent living facilities can be greater than 100% for a given period as multiple residents could occupy a single unit. All facility financial performance data were derived solely from information provided by operators/tenants without independent verification by the Company. All facility financial performance data are presented one quarter in arrears. The Company includes the occupancy percentage for a property if it was owned by the Company at any time during the period presented and excludes the impact of strategic disposition candidates, facilities held for sale, non-stabilized assets and facilities leased to RIDEA-compliant joint venture tenants. Occupancy Percentage for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities. Senior Housing. Senior housing facilities include independent living, assisted living, continuing care retirement community and memory care facilities. Skilled Nursing/Post-Acute. Skilled nursing/post-acute facilities include skilled nursing facilities, multi-license designation, and mental health facilities. .